February 22, 2012 Presenter: Anthony G. Petrello Deputy Chairman, President & Chief Executive Officer 4Q 2011 Earnings Presentation Exhibit 99.2

Slide #2
Forward-Looking Statements
We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These “forward-looking statements”
are based on our analysis of currently available competitive, financial and economic data and our operating plans.
They are inherently uncertain and investors must recognize that events and actual results could turn out to be significantly different from our expectations.
You should consider the following key factors when evaluating these forward-looking statements:
•
fluctuations in worldwide prices and demand for natural gas and oil;
•
fluctuations in levels of natural gas and crude oil exploration and development activities;
•
fluctuations in the demand for our services;
•
the existence of competitors, technological changes and developments in the oilfield services industry;
•
the existence of operating risks inherent in the oilfield services industry;
•
the existence of regulatory and legislative uncertainties;
•
the possibility of changes in tax laws;
•
the possibility of political instability, war or acts of terrorism in any of the countries in which we do business; and
•
general economic conditions including the capital and credit markets.
Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas or oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows.
The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider.

Refining Our Business
>
Enhance balance sheet flexibility
>
Review each Business Unit for:
– Strategic fit
– Execution effectiveness
– Capital efficiency
>
Realign with Customers
– Drilling & Rig Services
– Completion & Production Services
Slide #3

Re-Establish Balance Sheet Flexibility
Increased Focus on Balance Sheet Management and Net Debt Reduction
Slide #4
Balance Sheet Data as of December 31, 2011 ($ Millions)
Cash & Securities 540
Accounts Receivable 1,577
Working Capital 1,286
Property, Plant and Equipment, Net 8,630
Total Assets 12,912
Total Debt 4,624
Shareholders’ Equity 5,588
Net Debt to Total Capitalization 42%
Net Debt to TTM EBITDA @ 12/31/2011 2.21x
Diluted Average Shares Outstanding 292,484
Fitch, Moody’s and S&P BBB+, Baa2, BBB

Re-Establish Balance Sheet Flexibility
Slide #5
Liquidity
> Current liquidity approximately $1.0 billion
> Expect 2012 OCF to fund all capital expenditures, redeem current debt and provide significant free cash flow
Total debt
> Weighted average coupon is 5.8%
> Interest coverage ratio approximately 8 to 1
Term debt
> 92% has maturity of 2018 or later
> No financial covenants
Revolving debt
> Lines total $1.4 billion
> Rate equals Libor plus 150 bps (currently 1.75%)
> Net debt/cap covenant less than 60%
Nonetheless flexibility less than historical levels

Business Line & Asset Class Evaluation Criteria > Leadership position > Attractive investment returns > Capable of growth or otherwise strategic Slide #6

Our Business Lines: An Overview
Operating Segments by Line of Business
Drilling and Rig Services
– US Lower 48 – GOM Offshore
– Canada – Ryan
– Alaska – Peak
– International – Canrig
Completion and Production Services
– US Workover and Well Servicing
– US Fluids Management and Logistics
– Canada Workover and Well Servicing
– US and Canada Pressure Pumping
Other – Oil and Gas
Slide #7

Assets Strategically Positioned in Major US
Unconventional Plays
Slide #8
Shale Plays & Basin
Working
Drilling Rigs
Frac
Crews CTU
Well Svc
Rigs
Fluid Svc
Trucks
Frac
Tanks
Marcellus
14 4 3 27 155 720
Haynesville
32 1 - 9 43 186
Bakken/Rockies
76 11 3 84 26 323
Eagle Ford
43 4 4 33 126 588
Permian
26 3 - 92 274 1017
Barnett
3 1 - 30 95 185
Granite Wash
11 1 - 46 125 608
Other
42 - 2 227 77 100
Total 247 25 12 548 921 3727
Note:  Includes 2012 scheduled new equipment deployments

Nabors Global AC Rig Fleet
New build rigs for US lower 48 land are only part of the Nabors story
Slide #9
12/31/11
To Be
Delivered
Total
Alaska Drilling 3 0 3
US Lower 48 Land Drilling 119 25 144
Canada Drilling 24
(1)
2 26
International Drilling 34 2 36
US Offshore Drilling 4 2 6
Total NBR 184 31 215
(1) Includes 10 AC Hybrid Coiled Tubing rigs

Our Business Lines: An Overview
Accelerating Operating Cash Flow
4Q Consolidated Run Rate exceeds Prior High and Increasing
Slide #10
GAAP
FY 2008 FY 2011 4Q11 Annualized
US Lower 48 $839 $703 $826
US Well Servicing 214 153 180
US Offshore 102 38 53
Alaska 74 63 49
Canada 128 171 214
International 580 397 382
Pressure Pumping 0 331 410
Oil & Gas 3 60 14
Other 95 90 97
Sub total $2,035 $2,006 $2,225
Corporate & Eliminations 163 155 175
Total $1,872 $1,851 $2,050

Slide #11
Margins and Activities
(1)
Margin = gross margin per rig per day for the period.  Gross margin is computed by subtracting direct costs from operating revenues for the period.
4Q11
3Q11 4Q10
Margin
(1)
Rig Yrs Margin
(1)
Rig Yrs Margin
(1)
Rig Yrs
US Lower 48
$10,922 216.7 $10,176 201.8 $9,472 184.3
US Offshore
17,250 10.0 15,318 10.8 9,542 6.5
Alaska
29,489 5.0 26,111 4.7 43,745 6.0
Canada
12,061 45.2 10,320 41.8 9,233 39.3
International
11,065 113.2 11,992 105.3 16,392 102.1
Well Servicing
Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs
US Lower 48
$511 202,816 $497 205,610 $457 169,318
Canada
$808 52,712 $787 49,788 $719 49,740

Slide #12
Quarterly Adjusted Income (Loss)
Derived from Operating Activities
($000’s)
4Q11 3Q11 4Q10
US Lower 48
$130,114 $104,877 $85,308
Nabors Well Services
24,237 22,839 12,132
US Offshore
3,422 2,457 (5,142)
Alaska
5,343 3,021 11,252
Canada
36,553 21,604 16,572
International
23,450 29,015 71,814
Pressure Pumping
76,470 65,052 54,664

Drilling Rigs & Services Slide #13

U.S. Lower 48 Land Drilling
Term Contracts in Force at 12/31/11
Slide #14
(1) Represents the quarter end number of contracts in force with no incremental contract awards in the future.
Quarter end number of rigs
subject to term contracts
(1)
4Q11 1Q12 2Q12 3Q12 4Q12
3Q 2011
144 124 104 86 69
4Q 2011 186 158 131 101 75
2011 Contract Signatures 1Q11 2Q11 3Q11 4Q11
Replaced
Incremental
13 45 5 19
- 13 18 23
Total Signed 13 58 23 42

Slide #15
Lower 48 Summary by Basin
Basin Oil/Gas Working Rigs
Approx.
Market Share
Marcellus
Gas 13 6%
Haynesville
Gas 26 13%
Bakken/Rockies
Oil/Gas 71 20%
Eagle Ford
Oil 41 15%
Permian
Oil 28 8%
Barnett
Gas 3
Granite Wash
Oil/Gas 18 5%
Other
Oil/Gas 21 N/A
Total 221

Drilling Rigs & Services
US Lower 48 Land Drilling - Premium Fleet Makeup
Slide #16
NDUSA Rig Fleet # of Rigs Util.
AC Rigs @ 12/31/11 119 100%
SCR Upgraded 65 85%
SCR 44 50%
Mechanical 41 68%
Current Total 269 83%
AC Rigs still to be deployed 25 100%
Total                                         294 84%
Expected % AC and AC Equivalent 71%

Slide #17
Canada Summary by Basin
Basin
Oil/Gas
Working
Rigs Term Contracts
Approx.
Market Share
Horn River Gas 6 4.0 24.0%
Montney Oil/Gas 8 0.0 19.0%
Duvernay Oil 13 2.0 11.0%
Oil Sands Oil 7 2.0 6.0%
Cardium Oil 11 0.0 13.0%
Saskatchewan Oil 2 0.0 2.0%
Total 47

Completion & Production Services Slide #18

Pressure Pumping Assets by Basin
Slide #19
4Q 2011 1Q 2012 EOY 2012
Pressure
Pumping
Coil
Tubing
Cementing
Pressure
Pumping
Coil
Tubing
Cementing
Pressure
Pumping
Coil
Tubing
Cementing
Marcellus 3 - 30 4 2 30 4 3 31
Haynesville 1 - 3 1 - 3 1 - 3
Bakken/Rockies 9 - 6 10 2 6 11 3 10
Eagle Ford 4 3 3 4 3 3 4 4 8
Permian 3 - 1 3 - 1 3 - 4
Barnett 1 - - 1 - - 1 - -
Granite Wash 1 - 5 1 - 5 1 - 6
Other Lower 48 - 2 16 - 2 16 - 2 16
Canada - - - - - - 2 - -
Total 22 5 64 24 9 64 27 12 78

Slide #20
Pressure Pumping Summary by Basin
Basin Oil/Gas # of Crews LTSA Spot
Approx.
Market
Position
Marcellus Gas 4.0 2.0 2.0 T-4
th
Haynesville Gas 1.0 0.0 1.0 T-4
th
Bakken/Rockies Oil/Gas 11.0 8.0 3.0 2
nd
Eagle Ford Oil/Gas 4.0 2.0 2.0 T-6
th
Permian Oil 3.0 1.0 2.0 T-6
th
Barnett Gas 1.0 1.0 0.0 T-5
th
Granite Wash Oil 1.0 0.0 1.0 T-11
th
Total 25.0 14.0 11.0

Rig Services

- 518 Well-Servicing / Workover Rigs
- 30 - 24 Hour Rigs

Fluid Services

- 921 Fluid Transportation Trucks
- 3727 Frac Tanks
- 17 Disposal Facilities
- Condensate Hauling
- Water Management

Special Services

- Rental and Fishing Services
- Cementing
- Excavation/Construction
- Rig Moving/Hauling - Marcellus
- Plug & Abandonment (P&A)
- Pipeline/Well Tending - Marcellus

NABORS INDUSTRIES LTD.

Well Servicing Product Lines Slide #21

Summary by Basin
Slide #22
Basin Well Svc Rigs Fluid Svc Trucks Frac Tanks
Bakken / Rockies 84 26 323
Granite Wash / Mississippian 46 125 608
Permian Basin 92 274 1017
Marcellus / Utica 27 155 720
Eagle Ford 33 126 588
Barnett / Haynesville 39 138 371
San Joachim / Long Beach 227 77 100
Total 548 921 3727

Canrig:  A Technology Success Story
>
Innovation
–
200th ROCKIT
TM
system installed in 2011
–
REVIT
TM
Stick-Slip system commercialized in 2011 – over 45 installations to date
–
Over 35% of services and rentals revenue in 2011 came from new products, technologies and services introduced the past three years
–
Successfully prototyped with a Major in 2011, remote integration within automatic driller
–
Received Innovation Award at 2011 OTC for Casing Running Tool
>
Investment
–
Acquired GE distributorship agreement for AC drive systems – exclusive in North America
–
Acquired license for world-class Managed Pressure Drilling technology
>
Patent Portfolio
–
Filed or acquired over 100 patents (including foreign patents of same IP)
–
Beginning to develop patent families, while still investing in new patents
–
Successful monetization of IP portfolio
Slide #23